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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K
                                    --------

                          Commission File No. 000-26991

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported) JUNE 8, 2001

                       Anthony & Sylvan Pools Corporation
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             (Exact name of registrant as specified in its charter)


        Ohio                                              31-1522456
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(State of Incorporation)                       (IRS Employer Identification No.)


6690 Beta Drive, Mayfield Village, Ohio                      44143
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (440) 720-3301
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                                   NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective June 4, 2001, Deloitte & Touche LLP ("D&T"), the Registrant's Certifying Accountant for the past two fiscal years, was dismissed and KPMG LLP ("KPMG") was engaged to serve as the Registrant's new Certifying Accountant. The Registrant's Audit Committee and Board of Directors participated in and approved the decision relating to the dismissal of D&T and the retention of KPMG.

         The reports of D&T on the Registrant's financial statements for each of the two fiscal years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         For each of the two fiscal years ending December 31, 2000 and December 31, 1999, and through the date of this filing, there were no disagreements with D&T, except for a disagreement in March 2001 related to accounting for the Registrant's Long-Term Incentive Plan (the "Plan"). The Plan was adopted in the fall of 1999, and at that time it was believed that the Plan's design did not require variable accounting treatment. The Registrant's Board of Directors and Audit Committee discussed the subject matter of the disagreement with D&T. The Registrant restated its previously issued results for 2000 to address the matter and reflect variable accounting for the Plan. As a result, D&T indicated that this disagreement was satisfactorily resolved.

         During the Registrant's two most recent fiscal years and the interim period prior to engaging KPMG, the Registrant has not consulted KPMG with respect to any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Registrant has authorized D&T to respond fully to any inquiries of KPMG concerning the subject matter of the disagreement.

         The Registrant has requested that D&T furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 7, 2001, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated June 7, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Anthony & Sylvan Pools Corporation

                                     By  STUART D. NEIDUS
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                                         Stuart D. Neidus
                                         Chairman and Chief Executive Officer

Dated:  June 8, 2001


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                                  Exhibit Index

Item No.           Description
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16.1     Deloitte & Touche LLP letter